UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2022

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	001-13759 (Commission File Number)	68-0329422 (I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RWT	New York Stock Exchange

Item 5.07.  Submission of Matters to a Vote of Security Holders

Redwood Trust, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders on May 24, 2022 (the “Annual Meeting”). There were 120,272,089 shares of Company common stock entitled to vote at the Annual Meeting.  There were three items voted upon at the Annual Meeting, with the voting results for each item set forth below.

Item 1.  During the Annual Meeting, stockholders voted to elect Greg H. Kubicek, Christopher J. Abate, Armando Falcon, Douglas B. Hansen, Debora D. Horvath, George W. Madison, Georganne C. Proctor, Dashiell I. Robinson, and Faith A. Schwartz as directors to serve on the Board of Directors until the annual meeting of stockholders in 2023 and until their successors are duly elected and qualify.  The stockholders’ votes with respect to the election of directors were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Greg H. Kubicek	74,989,320	6,411,198	165,370	21,685,871
Christopher J. Abate	80,153,243	1,253,794	158,851	21,685,871
Armando Falcon	70,678,724	10,721,998	165,166	21,685,871
Douglas B. Hansen	80,266,880	1,133,796	165,212	21,685,871
Debora D. Horvath	77,389,562	4,020,783	155,543	21,685,871
George W. Madison	73,052,791	8,343,719	169,378	21,685,871
Georganne C. Proctor	54,952,707	26,462,036	151,145	21,685,871
Dashiell I. Robinson	78,823,567	2,575,093	167,229	21,685,871
Faith A. Schwartz	80,550,927	859,211	155,750	21,685,871

Item 2.  During the Annual Meeting, stockholders voted to ratify the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2022. The stockholders’ votes with respect to the ratification of Grant Thornton LLP as the Company’s independent registered public accounting firm were as follows:

For	Against	Abstentions	Broker Non-Votes
101,595,911	1,487,907	167,941	0

Item 3.  During the Annual Meeting, stockholders voted on a non-binding advisory resolution to approve named executive officer compensation as disclosed in the annual proxy statement for the Annual Meeting. The stockholders’ votes with respect to approval of this advisory resolution were as follows:

For	Against	Abstentions	Broker Non-Votes
15,443,525	65,808,260	314,103	21,685,871

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 27, 2022	REDWOOD TRUST, INC.

	By:	/s/ Andrew P. Stone
		Name:	Andrew P. Stone
		Title:	Executive Vice President, Chief Legal Officer, and Secretary